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                                                                    Exhibit 23.1

                         Consent of Independent Auditors

We hereby consent to the incorporation by reference into Registration Statements on Form S-3 (Nos. 333-63190, 333-38578, 333-34412, 333-31983, 33-47127,
333-03719, 333-71457, 333-52973) and related prospectuses and the Registration Statement on Form S-8 (No. 333-53051) of our report dated March 30, 2001, relating to the consolidated financial statements of Sedona Corporation included in the Company's Annual Report on Form 10-K/A for the year ended December 31, 2000.

                                                       /s/ Ernst & Young LLP
                                                       -------------------------


Philadelphia, Pennsylvania
February 8, 2002